UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06669

Name of Fund: BlackRock Capital Appreciation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Appreciation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2011

Date of reporting period: 09/30/2011

Item 1	–	Report to Stockholders

September 30, 2011

Annual Report

BlackRock Capital Appreciation Fund, Inc.

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2011

	6- month	12- month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed the benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index for the 12-month period ended September 30, 2011.

What factors influenced performance?

•

In the information technology (“IT”) sector, stock selection across the IT services and semiconductors industries detracted from relative returns. The Fund’s underweight exposure to International Business Machines, Inc., one of the largest benchmark holdings, proved costly as the technology titan rose 33% during the 12-month period. Fundamental disappointments with Micron Technology, Inc. and Cree, Inc. negatively impacted the Fund’s investment in semiconductors. Stock selection in automobiles negatively impacted performance in the consumer discretionary sector as the auto cycle showed signs of weakening with the global economy. The Fund’s allocations to auto producers (namely, General Motors Co.) and auto component manufacturers (Johnson Controls, Inc. and BorgWarner, Inc.) declined during the period. Sector allocation, which is driven from bottom-up stock selection, also caused underperformance. The Fund’s underweight in oil & gas exploration & production companies within the energy sector and in the defensive consumer staples sector also accounted for the relative weakness.

•

Stock selection in consumer staples had the most positive impact on relative performance during the period. In particular, the Fund’s investment in Whole Foods Market, Inc. drove success in the sector as the stock climbed steadily higher, returning 77%. The Coca-Cola Co. also performed well and added value to the portfolio, especially during the market volatility in the third quarter of 2011. While stock selection in IT had an overall negative impact on performance, the sector also featured several of the Fund’s top-performing holdings, including Check Point Software Technologies Ltd. and Apple, Inc.

Describe recent portfolio activity.

•

Sector changes during the 12-month period reflected individual stock decisions, not a top-down strategy. Management made trades which reduced the fund’s allocation to the industrials sector, and increased its weightings in consumer staples and energy.

Describe Fund positioning at period end.

•

At period end, the Fund’s notable sector overweights relative to the Russell 1000® Growth Index were in IT and consumer discretionary, while underweights were in materials, consumer staples and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	8%
QUALCOMM, Inc.	4
The Boeing Co.	4
The Procter & Gamble Co.	4
Google, Inc., Class A	3
Amazon.com, Inc.	3
The Coca-Cola Co.	3
Danaher Corp.	3
Schlumberger Ltd.	2
Check Point Software Technologies Ltd.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	33%
Consumer Discretionary	16
Industrials	13
Health Care	12
Consumer Staples	11
Energy	9
Financials	2
Materials	2
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in common stock of US companies that Fund management believes have shown above-average growth rates in earnings over the long-term.
[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with greater-than-average growth orientation.
[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	(18.35)%	(2.92)%	N/A	1.89%	N/A	3.71%	N/A
Institutional	(18.32)	(2.97)	N/A	1.75	N/A	3.56	N/A
Investor A	(18.51)	(3.27)	(8.36)%	1.40	0.32%	3.30	2.75%
Investor B	(18.82)	(4.14)	(8.45)	0.56	0.16	2.69	2.69
Investor C	(18.80)	(4.07)	(5.02)	0.70	0.70	2.58	2.58
Class R	(18.65)	(3.66)	N/A	1.05	N/A	2.84	N/A
Russell 1000® Growth Index	(12.48)	3.78	N/A	1.62	N/A	3.01	N/A
S&P 500® Index	(13.78)	1.14	N/A	(1.18)	N/A	2.82	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock	$1,000.00	$816.50	$3.28	$1,000.00	$1,021.46	$3.65	0.72%
Institutional	$1,000.00	$816.80	$3.60	$1,000.00	$1,021.11	$4.00	0.79%
Investor A	$1,000.00	$814.90	$4.96	$1,000.00	$1,019.60	$5.52	1.09%
Investor B	$1,000.00	$811.80	$8.95	$1,000.00	$1,015.19	$9.95	1.97%
Investor C	$1,000.00	$812.00	$8.68	$1,000.00	$1,015.49	$9.65	1.91%
Class R	$1,000.00	$813.50	$6.41	$1,000.00	$1,018.00	$7.13	1.41%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	5

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to June 28, 2010, BlackRock Shares’ performance results are those of the Institutional Shares of BlackRock Capital Appreciation Portfolio, a series of BlackRockSM Funds (the “Predecessor Fund”). Prior to June 28, 2010, Institutional Shares’ performance results are those of the BlackRock Shares restated to reflect the Institutional Shares’ fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to June 28, 2010, Class R Shares’ performance results are those of BlackRock Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Fund for periods prior to June 28, 2010 is based on performance of the Predecessor Fund, that reorganized with the Fund on that date.

Performance for the Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Predecessor Fund on that date.

The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses until February 1, 2021. On February 1 of each year, the waiver agreement will renew automatically so that the agreement will have a perpetual ten year term. This agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a majority shareholder vote. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 6.4%
The Boeing Co.	2,782,300	$168,356,973
Precision Castparts Corp.	394,000	61,251,240
United Technologies Corp.	842,600	59,285,336

		288,893,549

Auto Components – 1.6%
BorgWarner, Inc. (a)	613,200	37,116,996
Johnson Controls, Inc.	1,340,400	35,346,348

		72,463,344

Automobiles – 0.6%
Tesla Motors, Inc. (a)(b)	1,165,500	28,426,545

Beverages – 4.3%
The Coca-Cola Co.	1,985,754	134,157,540
PepsiCo, Inc.	980,200	60,674,380

		194,831,920

Biotechnology – 2.4%
Biogen Idec, Inc. (a)	623,200	58,051,080
Vertex Pharmaceuticals, Inc. (a)(b)	1,144,800	50,989,392

		109,040,472

Capital Markets – 0.8%
Jefferies Group, Inc.	2,798,100	34,724,421

Chemicals – 1.7%
Celanese Corp., Series A	534,500	17,387,285
Monsanto Co.	686,300	41,205,452
Potash Corp. of Saskatchewan, Inc.	427,600	18,480,872

		77,073,609

Commercial Banks – 0.5%
Wells Fargo & Co.	956,400	23,068,368

Communications Equipment – 4.7%
Cisco Systems, Inc.	2,161,600	33,483,184
QUALCOMM, Inc.	3,662,600	178,112,238

		211,595,422

Computers & Peripherals – 9.2%
Apple, Inc. (a)	936,258	356,882,825
NetApp, Inc. (a)	930,700	31,587,958
SanDisk Corp. (a)(b)	559,700	22,583,895

		411,054,678

Diversified Consumer Services – 1.4%
Apollo Group, Inc., Class A (a)	1,630,500	64,584,105

Diversified Financial Services – 1.0%
Moody’s Corp.	1,485,900	45,245,655

Diversified Telecommunication Services – 1.8%
Verizon Communications, Inc.	2,211,800	81,394,240

Energy Equipment & Services – 3.0%
Halliburton Co.	1,302,100	39,740,092
Schlumberger Ltd.	1,601,117	95,634,718

		135,374,810

Food & Staples Retailing – 2.7%
Wal-Mart Stores, Inc.	1,433,700	74,409,030
Whole Foods Market, Inc.	692,900	45,253,299

		119,662,329

Food Products – 0.6%
Green Mountain Coffee Roasters, Inc. (a)	286,700	26,645,898

Health Care Equipment & Supplies – 0.5%
Stryker Corp.	496,900	23,418,897

Health Care Providers & Services – 2.3%
AmerisourceBergen Corp.	1,858,300	69,258,841
Cardinal Health, Inc.	761,400	31,887,432

		101,146,273

Health Care Technology – 1.8%
Cerner Corp. (a)	1,197,400	82,045,848

Hotels, Restaurants & Leisure – 4.1%
Chipotle Mexican Grill, Inc. (a)(b)	87,500	26,508,125
Las Vegas Sands Corp. (a)	1,925,400	73,819,836
Starbucks Corp.	1,426,680	53,200,897
Starwood Hotels & Resorts Worldwide, Inc.	823,890	31,983,410

		185,512,268

Household Products – 3.5%
The Procter & Gamble Co.	2,490,586	157,355,224

Industrial Conglomerates – 2.5%
Danaher Corp.	2,682,444	112,501,701

Internet & Catalog Retail – 3.3%
Amazon.com, Inc. (a)	680,040	147,045,049

Internet Software & Services – 4.6%
eBay, Inc. (a)	1,121,900	33,084,831
Google, Inc., Class A (a)	291,026	149,697,954
Rackspace Hosting, Inc. (a)	645,500	22,037,370

		204,820,155

IT Services – 3.3%
Accenture Plc, Class A	1,080,300	56,910,204
International Business Machines Corp.	319,100	55,852,073
VeriFone Systems, Inc. (a)	938,600	32,869,772

		145,632,049

Life Sciences Tools & Services – 1.0%
Covance, Inc. (a)	177,601	8,071,966
Thermo Fisher Scientific, Inc. (a)	757,300	38,349,672

		46,421,638

Machinery – 1.2%
Stanley Black & Decker, Inc.	827,900	40,649,890
Terex Corp. (a)	1,465,400	15,035,004

		55,684,894

Media – 1.6%
Viacom, Inc., Class B	1,794,200	69,507,308

Metals & Mining – 0.6%
Freeport-McMoRan Copper & Gold, Inc.	824,674	25,111,323

Oil, Gas & Consumable Fuels – 5.4%
Alpha Natural Resources, Inc. (a)	1,172,951	20,749,503
Anadarko Petroleum Corp.	1,191,900	75,149,295
Exxon Mobil Corp.	1,129,800	82,057,374
Range Resources Corp.	1,119,700	65,457,662

		243,413,834

Pharmaceuticals – 3.8%
Allergan, Inc.	858,900	70,756,182
Johnson & Johnson	1,358,300	86,537,293
Valeant Pharmaceuticals International, Inc.	362,700	13,463,424

		170,756,899

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	7

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Professional Services – 1.1%
Manpower, Inc.	1,399,600	$47,054,552

Road & Rail – 0.9%
CSX Corp.	2,202,200	41,115,074

Semiconductors & Semiconductor Equipment – 3.4%
Altera Corp.	1,128,000	35,565,840
Avago Technologies Ltd.	676,100	22,155,797
Broadcom Corp., Class A	1,924,667	64,072,164
Marvell Technology Group Ltd. (a)	1,550,600	22,530,218
NXP Semiconductor NV (a)	714,200	10,084,504

		154,408,523

Software – 7.5%
Check Point Software Technologies Ltd. (a)	1,670,715	88,146,923
Oracle Corp.	2,408,317	69,215,031
Red Hat, Inc. (a)	1,670,500	70,595,330
Salesforce.com, Inc. (a)(b)	558,209	63,792,125
VMware, Inc., Class A (a)	558,800	44,916,344

		336,665,753

Specialty Retail – 2.6%
The Home Depot, Inc.	2,223,900	73,099,593
Tiffany & Co.	728,300	44,295,206

		117,394,799

Textiles, Apparel & Luxury Goods – 0.7%
Coach, Inc.	585,400	30,341,282

Total Long-Term Investments (Cost — $4,190,685,481) – 98.4%		4,421,432,708

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	74,155,048	74,155,048

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.16% (c)(d)(e)	$143,561	143,560,634

Total Short-Term Securities (Cost — $217,715,682) – 4.9%		217,715,682

Total Investments (Cost — $4,408,401,163*) – 103.3%		4,639,148,390
Liabilities in Excess of Other Assets – (3.3)%		(146,436,893)

Net Assets – 100.0%		$4,492,711,497

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$4,424,365,936

Gross unrealized appreciation	$594,666,811
Gross unrealized depreciation	(379,884,357)

Net unrealized appreciation	$214,782,454

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	13,327,636	60,827,412	74,155,048	$489	$99,077
BlackRock Liquidity Series, LLC Money Market Series	$378,305,550	$(234,744,916)	$143,560,634	–	$465,934

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

8	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (concluded)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$4,421,432,708	–	–	$4,421,432,708
Short-Term Securities	74,155,048	$143,560,634	–	217,715,682

Total	$4,495,587,756	$143,560,634	–	$4,639,148,390

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	9

Statement of Assets and Liabilities

September 30, 2011
Assets
Investments at value – unaffiliated (including securities loaned at value of $137,667,144) (cost – $4,190,685,481)	$4,421,432,708
Investments at value – affiliated (cost – $217,715,682)	217,715,682
Capital shares sold receivable	19,299,509
Investments sold receivable	9,446,948
Dividends receivable	2,661,226
Securities lending income receivable – affiliated	18,344
Receivable from advisor	142,988
Prepaid expenses	170,689

Total assets	4,670,888,094

Liabilities
Collateral on securities loaned at value	143,560,634
Capital shares redeemed payable	14,948,879
Investments purchased payable	14,004,452
Investment advisory fees payable	2,381,199
Service and distribution fees payable	1,009,745
Other affiliates payable	466,260
Officer’s and Directors’ fees payable	20,095
Other accrued expenses payable	1,785,333

Total liabilities	178,176,597

Net Assets	$4,492,711,497

Net Assets Consist of
Paid-in capital	$4,789,457,360
Accumulated net investment loss	(1,995,545)
Accumulated net realized loss	(525,497,545)
Net unrealized appreciation/depreciation	230,747,227

Net Assets	$4,492,711,497

Net Asset Value
BlackRock – Based on net assets of $883,369,653 and 43,620,202 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$20.25

Institutional – Based on net assets of $1,025,306,983 and 50,666,873 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$20.24

Investor A – Based on net assets of $1,848,148,361 and 94,719,347 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$19.51

Investor B – Based on net assets of $96,031,255 and 5,606,903 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$17.13

Investor C – Based on net assets of $552,455,668 and 32,062,874 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$17.23

Class R – Based on net assets of $87,399,577 and 4,888,476 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$17.88

See Notes to Financial Statements.

10	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Statement of Operations

Year Ended September 30, 2011
Investment Income
Dividends – unaffiliated	$45,486,698
Securities lending – affiliated	544,339
Dividends – affiliated	99,077

Total income	46,130,114

Expenses
Investment advisory	28,652,882
Service and distribution – class specific	13,556,491
Transfer agent – class specific	8,327,623
Administration	499,999
Printing	404,506
Custodian	203,935
Registration	162,241
Professional	136,977
Officer and Directors	84,481
Miscellaneous	87,950

Total expenses	52,117,085
Less fees waived by advisor	(59,539)
Less transfer agent fees waived – class specific	(6,343)
Less transfer agent fees reimbursed – class specific	(380,992)
Less fees paid indirectly	(1,791)

Total expenses after fees waived, reimbursed and paid indirectly	51,668,420

Net investment loss	(5,538,306)

Realized and Unrealized Gain (Loss)
Net realized gain from investments	114,668,498
Net change in unrealized appreciation/depreciation on investments	(415,909,131)

Total realized and unrealized loss	(301,240,633)

Net Decrease in Net Assets Resulting from Operations	$(306,778,939)

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	11

Statements of Changes in Net Assets

	Year Ended September 30,
Increase in Net Assets:	2011	2010[1]
Operations
Net investment loss	$(5,538,306)	$(2,809,962)
Net realized gain	114,668,498	29,639,438
Net change in unrealized appreciation/depreciation	(415,909,131)	229,434,550

Net increase (decrease) in net assets resulting from operations	(306,778,939)	256,264,026

Dividends to Shareholders From
Net investment income:
BlackRock	–	(1,050,157)
Investor A	–	(49,881)

Decrease in net assets resulting from dividends to shareholders	–	(1,100,038)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,340,202,068	2,808,379,751

Net Assets
Total increase in net assets	1,033,423,129	3,063,543,739
Beginning of year	3,459,288,368	395,744,629

End of year	$4,492,711,497	$3,459,288,368

Accumulated net investment loss	$(1,995,545)	$(1,145,716)

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

12	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Financial Highlights

	BlackRock
	Year Ended September 30,
	2011	2010[1]	2009[1]	2008[1]	2007[1]
Per Share Operating Performance
Net asset value, beginning of year	$20.86	$18.72	$18.94	$22.62	$18.52

Net investment income[2]	0.07	0.05	0.09	0.09	0.07
Net realized and unrealized gain (loss)	(0.68)	2.16	(0.31)	(3.77)[3]	4.03

Net increase (decrease) from investment operations	(0.61)	2.21	(0.22)	(3.68)	4.10

Dividends from net investment income	–	(0.07)	–	–	–

Net asset value, end of year	$20.25	$20.86	$18.72	$18.94	$22.62

Total Investment Return[4]
Based on net asset value	(2.92)%	11.93%	(1.18)%[5]	(16.26)%[6]	22.13%

Ratios to Average Net Assets
Total expenses	0.76%	0.87%	0.92%	0.85%	0.88%

Total expenses after fees waived, reimbursed and paid indirectly	0.72%	0.72%	0.71%	0.70%	0.75%

Net investment income	0.28%	0.25%	0.59%	0.42%	0.38%

Supplemental Data
Net assets, end of year (000)	$883,370	$292,967	$192,614	$77,323	$71,072

Portfolio turnover	81%	71%	87%	80%	97%

	Institutional
	Year Ended September 30, 2011	Period June 28, 2010[7] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$20.86	$19.39

Net investment income[2]	0.05	0.01
Net realized and unrealized gain (loss)	(0.67)	1.46

Net increase (decrease) from investment operations	(0.62)	1.47

Net asset value, end of period	$20.24	$20.86

Total Investment Return[4]
Based on net asset value	(2.97)%	7.58%[8]

Ratios to Average Net Assets
Total expenses	0.78%	0.80%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.78%	0.80%[9]

Net investment income	0.21%	0.08%[9]

Supplemental Data
Net assets, end of period (000)	$1,025,307	$728,129

Portfolio turnover	81%	71%

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.80500157. See Note 1 of the Notes to Financial Statements.

[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.31)%.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Commencement of operations.
[8]	Aggregate total investment return.
[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	13

Financial Highlights (continued)

	$1,583,570	$1,583,570	$1,583,570	$1,583,570	$1,583,570
	Investor A
	Year Ended September 30,
	2011	2010[1]	2009[1]	2008[1]	2007[1]
Per Share Operating Performance
Net asset value, beginning of year	$20.17	$18.12	$18.37	$22.11	$18.20

Net investment income (loss)[2]	(0.02)	(0.04)	0.01	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(0.64)	2.09	(0.26)	(3.71)[3]	3.94

Net increase (decrease) from investment operations	(0.66)	2.05	(0.25)	(3.74)	3.91

Dividends from net investment income	–	(0.00)[4]	–	–	–

Net asset value, end of year	$19.51	$20.17	$18.12	$18.37	$22.11

Total Investment Return[5]
Based on net asset value	(3.27)%	11.37%	(1.37)%[6]	(16.91)%[7]	21.44%

Ratios to Average Net Assets
Total expenses	1.08%	1.15%	1.35%	1.33%	1.35%

Total expenses excluding recoupment of past waived fees	1.08%	1.15%	1.35%	1.33%	1.35%

Total expenses after fees waived, reimbursed and paid indirectly	1.07%	1.13%	1.23%	1.23%	1.28%

Net investment income (loss)	(0.09%)	(0.21%)	0.07%	(0.10)%	(0.16)%

Supplemental Data
Net assets, end of year (000)	$1,848,149	$1,583,570	$169,865	$125,521	$131,712

Portfolio turnover	81%	71%	87%	80%	97%

	$1,583,570	$1,583,570	$1,583,570	$1,583,570	$1,583,570
	Investor B
	Year Ended September 30,
	2011	2010[1]	2009[1]	2008[1]	2007[1]
Per Share Operating Performance
Net asset value, beginning of year	$17.87	$16.18	$16.60	$20.08	$16.66

Net investment loss[2]	(0.20)	(0.18)	(0.09)	(0.17)	(0.17)
Net realized and unrealized gain (loss)	(0.54)	1.87	(0.33)	(3.31)[3]	3.59

Net increase (decrease) from investment operations	(0.74)	1.69	(0.42)	(3.48)	3.42

Net asset value, end of year	$17.13	$17.87	$16.18	$16.60	$20.08

Total Investment Return[5]
Based on net asset value	(4.14)%	10.34%	(2.52)%[8]	(17.32)%[7]	20.50%

Ratios to Average Net Assets
Total expenses	1.99%	2.01%	2.36%	2.11%	2.20%

Total expenses excluding recoupment of past waived fees	1.99%	2.01%	2.27%	2.11%	2.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.99%	2.00%	2.11%	2.00%	2.07%

Net investment loss	(1.01)%	(1.10)%	(0.77)%	(0.87)%	(0.95)%

Supplemental Data
Net assets, end of year (000)	$96,030	$171,808	$10,279	$19,663	$48,260

Portfolio turnover	81%	71%	87%	80%	97%

See Notes to Financial Statements.

14	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Financial Highlights (concluded)

	Investor C
	Year Ended September 30,
	2011	2010[1]	2009[1]	2008[1]	2007[1]
Per Share Operating Performance
Net asset value, beginning of year	$17.96	$16.25	$16.63	$20.09	$16.64

Net investment loss[2]	(0.19)	(0.17)	(0.09)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	(0.54)	1.88	(0.29)	(3.33)[3]	3.60

Net increase (decrease) from investment operations	(0.73)	1.71	(0.38)	(3.46)	3.45

Net asset value, end of year	$17.23	$17.96	$16.25	$16.63	$20.09

Total Investment Return[5]
Based on net asset value	(4.07)%	10.52%	(2.29)%[9]	(17.22)%[7]	20.71%

Ratios to Average Net Assets
Total expenses	1.91%	1.97%	2.04%	1.96%	1.99%

Total expenses after fees waived, reimbursed and paid indirectly	1.91%	1.94%	1.92%	1.85%	1.92%

Net investment loss	(0.93)%	(1.04)%	(0.61)%	(0.73)%	(0.80)%

Supplemental Data
Net assets, end of year (000)	$552,456	$608,137	$22,986	$12,361	$15,160

Portfolio turnover	81%	71%	87%	80%	97%

	Class R
	Year Ended September 30, 2011	Period June 28, 2010[10] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$18.56	$17.28

Net investment loss[2]	(0.09)	(0.03)
Net realized and unrealized gain (loss)	(0.59)	1.31

Net increase (decrease) from investment operations	(0.68)	1.28

Net asset value, end of period	$17.88	$18.56

Total Investment Return[5]
Based on net asset value	(3.66)%	7.41%[11]

Ratios to Average Net Assets
Total expenses	1.40%	1.44%[12]

Total expenses after fees waived, reimbursed and paid indirectly	1.40%	1.43%[12]

Net investment loss	(0.42)%	(0.55)%[12]

Supplemental Data
Net assets, end of period (000)	$87,400	$74,677

Portfolio turnover	81%	71%

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.79434657, 0.81383276 and 0.81539389 for Investor A, Investor B and Investor C Shares, respectively. See Note 1 of the Notes to Financial Statements.

[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Less than $(0.01) per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.51)%.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.67)%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.43)%.
[10]	Commencement of operations.
[11]	Aggregate total investment return.
[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	15

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Capital Appreciation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board of Trustees and shareholders of BlackRock Capital Appreciation Portfolio of BlackRock FundsSM (the “Predecessor Fund”) and the Board of Directors (the “Board”) and shareholders of the BlackRock Fundamental Growth Fund, Inc. (the “Fundamental Growth Fund”) approved a reorganization of the Predecessor Fund into the Fundamental Growth Fund, pursuant to which the Fundamental Growth Fund acquired substantially all of the assets and assumed certain stated liabilities of the Predecessor Fund in exchange for an equal aggregate value of the Fundamental Growth Fund shares.

In connection with the acquisition, the Predecessor Fund was terminated as a series of the BlackRock FundsSM. Effective June 28, 2010, the Fundamental Growth Fund changed its name to BlackRock Capital Appreciation Fund, Inc., hereafter referred to as the Fund. Although the Fundamental Growth Fund is the legal surviving entity in the reorganization, the Predecessor Fund is the accounting or continuing portfolio for purposes of maintaining the financial and performance history in the post-reorganization fund.

Each shareholder of the Predecessor Fund received shares of the Fund with the same class designation and an aggregate NAV of such shareholder’s Predecessor Fund shares, as determined at the close of business on June 25, 2010, the date of merger, except the Predecessor Fund’s Institutional Shares were exchanged for the Fund’s newly established BlackRock Shares.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	Shares of the Fund
Institutional/BlackRock	17,530,970	0.80500157	14,112,459
Investor A/Investor A	12,307,692	0.79434657	9,776,573
Investor B/Investor B	530,664	0.81383276	431,872
Investor C/Investor C	2,158,860	0.81539389	1,760,321

The Fundamental Growth Fund’s net assets and composition of net assets on June 25, 2010, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Net Unrealized Appreciation
$2,802,852,682	$4,171,509,277	$(6,803,403)	$(1,710,210,520)	$348,357,328

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Fundamental Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Fund immediately after the acquisition amounted to $3,296,688,986. The Fundamental Growth Fund’s fair value and cost of investments prior to the reorganization were $2,794,316,306 and $2,445,999,410, respectively.

The purpose of this transaction was to combine two funds managed by the Manager, the investment advisor, to both Fundamental Growth Fund and Predecessor Fund with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on June 28, 2010.

Assuming the acquisition had been completed on October 1, 2009, the beginning of the annual reporting period of the Fund, the pro forma results of operations for the year ended September 30, 2010, were as follows:

•	Net investment loss: $(9,041,452)

•	Total realized and unrealized gain: $381,413,862

•	Net increase in the net assets resulting from operations: $372,372,410

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fundamental Growth Fund that have been included in the Fund’s Statement of Changes in Net Assets since June 25, 2010.

16	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-sequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2011, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a tax year end of August 31.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended August 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	17

Notes to Financial Statements (continued)

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.650%
$1 Billion – $1.5 Billion	0.625%
$1.5 Billion – $5 Billion	0.600%
$5 Billion – $7.5 Billion	0.575%
Greater Than $7.5 Billion	0.550%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2021 unless approved by the Board, including a majority of the Independent Directors. On February 1 of each year, the waiver will renew automatically, so that the agreement will have a perpetual ten-year term. These amounts are shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statement of Operations. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes
BlackRock	Investor C
0.72%	1.94%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations. For the year ended September 30, 2011, the Manager waived $59,539.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $167,496.

18	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

For the year ended September 30, 2011, affiliates received CDSC relating to transactions in Investor A, Investor B, and Investor C Shares of $5,941, $43,633 and $50,919, respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2011, the Fund paid $796,159 to affiliates in return for these services, which is included in transfer agent – class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

BlackRock	Institutional	Investor A	Investor B	Investor C	Class R	Total
$4,864	$6,700	$78,810	$4,434	$15,149	$1,033	$110,990

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending – affiliated in the Statement of Operations. For the year ended September 30, 2011, BIM received $202,719 in securities lending agent fees related to securities lending activities for the Fund.

For the year ended September 30, 2011, the following table shows the various types of class specific expenses borne directly by each class of the Fund and any associated waivers or reimbursements of those expenses:

	Share Classes
	BlackRock	Institutional	Investor A	Investor B	Investor C	Class R	Total
Service and Distribution Fees	–	–	$4,944,706	$1,494,197	$6,658,128	$459,460	$13,556,491
Transfer Agent Fees	$1,002,535	$1,250,247	$3,549,613	$513,437	$1,777,438	$234,353	$8,327,623
Transfer Agent Fees Waived	$(4,228)	$–	–	–	$(2,115)	–	$(6,343)
Transfer Agent Fees Reimbursed	$(369,720)	$–	–	–	$(11,272)	–	$(380,992)

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2011, were $4,966,533,048 and $3,688,115,391, respectively.

4. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended September 30, 2011.

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	19

Notes to Financial Statements (continued)

and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2011 attributable to net operating losses and the expiration of capital loss carryforwards were reclassified to the following accounts.

Paid-in capital	$(1,018,833,587)
Accumulated net investment loss	$4,688,477
Accumulated net realized loss	$1,014,145,110

The tax character of distributions paid during the fiscal year ended September 30, 2010 was as follows:

Ordinary income
9/30/10	$1,100,038

As of September 30, 2011, the estimated tax components of accumulated net losses were as follows:

Accumulated net investment loss	$(1,995,545)
Capital loss carryforwards	(509,532,772)
Net unrealized gains*	214,782,454

Total	$(296,745,863)

On August 31, 2011, the Fund’s last tax year-end, the Fund had no undistributed ordinary income, tax basis unrealized gains of $553,569,861 and capital loss carryforward of $455,178,261, of which $68,218,211 expires in 2012, $10,784,067 expires in 2016, $105,719,903 expires in 2017 and $270,456,080 expires in 2018.

*	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after August 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of September 30, 2011, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010[1]
	Shares	Amount	Shares	Amount

BlackRock
Net change in shares from the reorganization[2]	–	–	(3,418,511)	–
Shares sold	42,558,670	$979,285,363	8,145,744	$133,277,695
Shares issued in reinvestment of dividends	–	–	37,867	591,493

Total issued	42,558,670	979,285,363	4,765,100	133,869,188
Shares redeemed	(12,981,790)	(296,790,502)	(3,502,040)	(60,870,810)

Net increase	29,576,880	$682,494,861	1,263,060	$72,998,378

20	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Period June 28, 2010[3] to September 30, 2010
	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization[2]	–	–	34,834,603	$675,440,062
Shares sold	27,651,181	$652,485,632	2,129,274	41,540,474

Total issued	27,651,181	652,485,632	36,963,877	716,980,536
Shares redeemed	(11,894,145)	(277,153,373)	(2,054,040)	(39,974,564)

Net increase	15,757,036	$375,332,259	34,909,837	$677,005,972

			Year Ended September 30, 2010[1]
			Shares	Amount

Investor A
Shares issued in the reorganization[2]	–	–	70,707,933	$1,327,248,764
Net change in shares from the reorganization[2]	–	–	(2,531,119)	–
Shares sold and automatic conversion of shares	40,270,918	$916,973,192	7,166,700	125,287,019
Shares issued in reinvestment of dividends	–	–	3,149	47,110

Total issued	40,270,918	916,973,192	75,346,663	1,452,582,893
Shares redeemed	(24,046,729)	(538,998,855)	(8,659,438)	(156,513,074)

Net increase	16,224,189	$377,974,337	66,687,225	$1,296,069,819

Investor B
Shares issued in the reorganization[2]	–	–	10,532,951	$175,499,052
Net change in shares from the reorganization[2]	–	–	(98,792)	–
Shares sold	1,005,491	$20,082,825	322,373	5,319,465

Total issued	1,005,491	20,082,825	10,756,532	180,818,517
Shares redeemed and automatic conversion of shares	(5,014,374)	(100,264,415)	(1,921,260)	(31,391,002)

Net increase (decrease)	(4,008,883)	$(80,181,590)	8,835,272	$149,427,515

Investor C
Shares issued in the reorganization[2]	–	–	33,201,701	$556,154,494
Net change in shares from the reorganization[2]	–	–	(398,539)	–
Shares sold	7,126,468	$144,094,375	1,922,915	30,131,646

Total issued	7,126,468	144,094,375	34,726,077	586,286,140
Shares redeemed	(8,917,981)	(178,344,833)	(2,607,119)	(42,862,133)

Net increase (decrease)	(1,791,513)	$(34,250,458)	32,118,958	$543,424,007

[1]	Includes capital share activity of the Predecessor Fund prior to the reorganization.
[2]	See Note 1 regarding the reorganization.
[3]	Commencement of operations.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	21

Notes to Financial Statements (concluded)

	Year Ended September 30, 2011		Period June 28, 2010[1] to September 30, 2010
	Shares	Amount	Shares	Amount

Class R
Shares issued in the reorganization[2]	–	–	3,964,636	$68,510,310
Shares sold	3,165,431	$66,191,205	452,808	7,777,118

Total issued	3,165,431	66,191,205	4,417,444	76,287,428
Shares redeemed	(2,301,249)	(47,358,546)	(393,150)	(6,833,368)

Net increase	864,182	$18,832,659	4,024,294	$69,454,060

[1]	Commencement of operations.
[2]	See Note 1 regarding the reorganization.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of BlackRock Capital Appreciation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Capital Appreciation Fund, Inc. (the “Fund”), as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Philadelphia, Pennsylvania November 23, 2011

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Capital Appreciation Fund, Inc. (the “Fund”) met on April 12, 2011 and May 10-11, 2011 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/ trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10-11, 2011 Board meeting.

24	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 10-11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s

26	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	27

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 83 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, Veracity Worldwide LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 83 Portfolios	None

28	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 83 Portfolios	None

[1]         Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]          Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 286 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 83 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 286 Portfolios	None

[3]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	29

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Effective September 13, 2011, Richard S. Davis resigned as Director of the Fund and Paul L. Audet became Director of the Fund.

30	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011	31

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

32	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio

BlackRock Income Builder Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Sector Bond Portfolio

				BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock World Income Fund US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle	Prepared Portfolios	LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK CAPITAL APPRECIATION FUND, INC	SEPTEMBER 30, 2011	33

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CapApp-9/11-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The board of directors has determined Mr. Eizenstat to be an audit committee financial expert based on his public service in the U.S. Treasury and his executive management experience.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Appreciation Fund, Inc.	$36,100	$45,200	$0	$0	$24,700	$12,200	$0	$637

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Appreciation Fund, Inc.	$24,700	$23,614

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Appreciation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Capital Appreciation Fund, Inc.

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Capital Appreciation Fund, Inc.

Date: November 30, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Capital Appreciation Fund, Inc.

Date: November 30, 2011